Exhibit 10.11          Schedule of Mezzanine Loans for Fannie Portfolio

Fannie Pool Bucket	Principal Amount of Loan	Interest Rate	Maturity Date
Loan A, Bucket 1	$12,125,000.00	Variable based on LIBOR until Fixed at Syndication	11/1/17
Loan B, Bucket 1	$34,594,951.49	Variable based on LIBOR until Fixed at Syndication	11/1/17
Loan A, Bucket 2	$38,940,000.00	Variable based on LIBOR until Fixed at Syndication	11/1/17
Loan B, Bucket 2	$51,092,737.60	Variable based on LIBOR until Fixed at Syndication	11/1/17
Loan A, Bucket 3	$67,135,000.00	Variable based on LIBOR until Fixed at Syndication	11/1/17
Loan B, Bucket 3	$91,213,901.54	Variable based on LIBOR until Fixed at Syndication	11/1/17
Loan A, Bucket 4	$23,690,000.00	Variable based on LIBOR until Fixed at Syndication	11/1/14
Loan B, Bucket 4	$67,556,461.84	Variable based on LIBOR until Fixed at Syndication	11/1/14
Loan A, Bucket 5	$7,320,000.00	Variable based on LIBOR until Fixed at Syndication	11/1/12
Loan B, Bucket 5	$20,862,967.88	Variable based on LIBOR until Fixed at Syndication	11/1/12

Loan A, Bucket 7	$26,580,000.00	Variable based on LIBOR until Fixed at Syndication	11/1/12
Loan B, Bucket 7	$71,274,408.53	Variable based on LIBOR until Fixed at Syndication	11/1/12
Loan A, Bucket 8	$5,150,000.00	Variable based on LIBOR until Fixed at Syndication	11/1/09
Loan B, Bucket 8	$14,685,933.13	Variable based on LIBOR until Fixed at Syndication	11/1/09
Loan A, Bucket 9	$149,320,000.00	Variable based on LIBOR until Fixed at Syndication	11/1/09
Loan B, Bucket 9	$87,317,784.61	Variable based on LIBOR until Fixed at Syndication	11/1/09